Taxation - Schedule of Deferred Tax Assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Advertising expense in excess of deduction limit	¥ 65,460	¥ 64,678
Accrued expense and other payables	1,785	3,257
Allowance for doubtful accounts	8,526	10,039
Net operating tax loss carry forwards	95,864	81,539
Total deferred tax assets	171,635	159,513
Less: valuation allowance	(171,635)	(159,513)	¥ (145,788)	¥ (134,534)
Net deferred tax assets